UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22862

SEI Insurance Products Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

c/o CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1.	Reports to Stockholders.

December 31, 2014

ANNUAL REPORT

SEI Insurance Products Trust

† VP Defensive Strategy Fund

† VP Conservative Strategy Fund

† VP Moderate Strategy Fund

† VP Market Plus Strategy Fund

† VP Balanced Strategy Fund

† VP Market Growth Strategy Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI INSURANCE PRODUCTS TRUST — DECEMBER 31, 2014 (Unaudited)

Letter to Shareholders

To our Shareholders:

Heading into 2014, our outlook for financial markets was favorable, although we did not expect that returns would be as robust, or volatility as low, as they had been in 2013. That view proved largely accurate.

Geopolitical Events

Early in the year, Russian President Vladimir Putin appeared to be running circles around western political rivals when he successfully annexed Crimea from Ukraine. The European Union and the U.S. imposed multiple rounds of economic sanctions in response, but these did not impact the Russian economy or financial markets too badly — until the price of oil began a sharp, deep descent after the middle of the year. (Russia is a major oil producer and its economy and public expenditures rely heavily on oil revenues.)

The falling oil price was the result of several factors, most notably expanding supply within North America, where significant investments have made in energy production in recent years. The resulting pressure on oil prices was strong enough to overcome the supply interruptions caused by chaotic social and political conditions in other oil-producing areas, such as Iraq, Syria and Libya. OPEC, led by Saudi Arabia, chose not to cut production in order to support prices. As a result, the sharply lower price of oil in 2014 came to reflect an intense battle for market share, especially between Saudi Arabia and North America. While Saudi Arabia has thus far been able to weather the conflict, thanks to the massive foreign-currency reserves it has amassed over the years, there has been significant collateral damage to other countries that rely heavily on oil revenues. Examples include Iran (a major regional rival of Saudi Arabia), Russia (a key ally of Iran), Nigeria, Venezuela and others.

Sharply lower oil prices have also had negative repercussions in the U.S. and Canada, given that many of North America’s recent energy investments require higher oil prices to remain profitable. On the other hand, the roughly 50% drop in oil prices during 2014 acted as a boon to consumers and oil-importing countries.

Economic Performance

In the U.S., poor winter weather caused a surprise decline in economic activity in the first quarter of 2014. However, this was followed by a healthy rebound in the second quarter and an even stronger rebound in the third, as the economy got back on track. The state of the labor market continued to improve as a result. Nonfarm payrolls expanded steadily, layoffs declined, and the unemployment rate fell below 6% for the first time since 2008. Tepid wage growth remained a lingering concern, but with tightening labor markets, continued economic growth, and still-healthy corporate profits, this may begin to finally turn around.

Elsewhere, conditions were more challenging. Some key European countries tipped back into (or remained mired in) recession, and the eurozone as a whole experienced barely positive growth. Even Germany, the currency area’s stalwart, struggled with slow growth during the year. Growth in China and several other key emerging markets continued to slow. Activity in Japan took a hit due to a significant second-quarter hike in the country’s national sales tax. In response, the International Monetary Fund ratcheted down its forecast for global economic growth.

Given the continued improvement in the U.S. economy, the Federal Reserve (Fed) terminated its bond-buying programs during the year and is now widely expected to begin raising interest rates sometime in 2015. In other parts of the world, lower oil prices have resulted in lower inflation in many countries, which should allow central banks to remain in easing mode (or ease further) in order to spur economic activity. Many countries continue to struggle with finding the right mix of central bank policies, fiscal (government tax and spending) measures, and structural reforms to revive economic growth.

Market Developments

In many respects, 2014 was a year of two halves. Over the full year, financial markets overcame continued sluggishness in the global economy, the end of the Fed’s quantitative easing efforts and two sharp but brief periods of volatility to deliver generally positive results. Most stock and bond markets did well when measured in their domestic currencies. Headwinds primarily affected U.S. dollar investments in non-U.S. securities, as well as commodities and inflation-sensitive assets, as the dollar strengthened dramatically during the second half of the year.

SEI Insurance Products Trust / Annual Report / December 31, 2014	1

SEI INSURANCE PRODUCTS TRUST — DECEMBER 31, 2014 (Unaudited)

Letter to Shareholders (Continued)

Market volatility spiked briefly in both October and December. During those periods, riskier assets, such as stocks, commodities, high-yield debt and emerging-market securities sold off, and investors bid up the prices of perceived safe havens such as government and investment-grade corporate bonds.

Global equity returns were somewhat lackluster when measured in U.S. dollars. For example, the MSCI All-Country World Index, a proxy for global equities, returned 4.7%. U.S. equities were another story. The S&P 500 Index, a proxy for blue chip U.S. stocks, set new closing highs on 53 different trading days during 2014 — a strong testament to the U.S. bull market’s continuing run. More defensive, less volatile stocks were especially strong, and low- or managed-volatility strategies tended to do quite well as a result. The stocks of large and “mega” U.S. companies were the big story, outpacing smaller-company stocks by a wide margin and setting the pace among major global equity markets. After trailing by an annual average of nearly 4% over the prior 14 years, U.S. large caps outperformed small caps by more than 8% in 2014 (represented by the Russell 1000 and Russell 2000, respectively).

Dynamics in the U.S. equity market were challenging for active investment managers. A significant portion of the market’s return was driven by a small number of mega-cap stocks. In the S&P 500, for example, the top-five performers accounted for almost 20% of the returns. As a result, the Leuthold Group reported that the number of stocks outperforming the broader market was lower than it has been in 15 years. More defensive stocks also outperformed. For example, utilities, a relatively small, defensive sector that normally lags the broader market in strongly positive years, was an unlikely standout. This unusual market leadership created headwinds for active large-cap equity managers. The 7.6% return of the average diversified U.S. stock fund (according to Lipper) stood in stark contrast to the nearly 14% return of the S&P 500. As a result of these dynamics, equity exposures outside of large caps, defensives, and the United States looked poor by comparison. For an investment manager to outperform would have required taking significant positions in some of the market’s largest companies and/or making sizeable allocations to defensive sectors in a rising market environment.

For U.S. dollar-based investors, returns in international and emerging-market equities were disappointing. Returns that were already somewhat lackluster in local currencies were especially disappointing once translated back into a U.S. dollar that had appreciated significantly in the last half of the year. Emerging market equities, which had struggled in recent years, started 2014 in a promising fashion; however, they sold off in the second half, in sympathy with the commodities rout.

Global fixed-income returns, as measured by the Barclays Global Aggregate Index, closed just barely positive in dollar terms. Closer to home, several areas of U.S. fixed-income markets regained their footing after a challenging 2013. This included U.S. Treasurys, investment-grade corporates, mortgages and municipals. The yield on the bellwether 10-year Treasury note fell by more than 80 basis points (0.80%), as worries about the end of the Fed’s quantitative easing receded, inflation expectations softened, and, at times (especially in the second half of the year), investors sought out safety. This resulted in attractive returns for longer-dated Treasurys. The Barclays U.S. Aggregate Bond Index also performed well, thanks to its fairly long duration (higher price sensitivity to interest rates). Conversely, after finishing 2013 relatively unscathed and performing well through mid-2014, U.S. high-yield debt suffered in the second half of the year because of its exposure to the energy sector. And with inflation expectations falling globally and a strengthening U.S. dollar, inflation-sensitive securities like Treasury Inflation Protected Securities and fared relatively poorly. Lower-duration securities underperformed longer-duration ones, as the likelihood of higher short-term interest rates weighed on shorter maturities.

Our View

We remain optimistic regarding global equity markets. Since U.S. equities sport a higher valuation on a number of metrics, we are shifting to a more balanced view of relative performance. The U.S. may still do well, but some other markets might do better. We think developed international equity markets should provide more consistently positive performance in 2015, given the tailwinds of lower energy prices, more accommodative monetary policies and some easing of fiscal constraints.

2	SEI Insurance Products Trust / Annual Report / December 31, 2014

Of course, markets will still react to developments in the U.S., and the first interest rate hike by the Federal Reserve, should it happen in 2015, will be an important event. Historically, the initial stages of a Fed tightening cycle do not usually mean the end of the bull-market run; they could slow the bull down for a couple of months though. In our view, “buy on the dip” will remain an appropriate strategy for many investors in the coming year.

In fixed-income markets, we believe valuations look a bit high, especially in perceived safe-haven government securities such as U.S. Treasurys. The concerted efforts of central banks to keep short-term interest rates low may limit the near-term danger of a big reversal in short-term yields and an associated drop in bond prices. However, we believe the 30-year secular bull market in bonds is likely coming to a close. In response, we tactically overweighted short-duration credit in the stability-focused SEI Insurance Products Trust (SIPT) Funds (Defensive, Conservative and Moderate). This positioning was carried out by overweighting the SEI Institutional Managed Trust Enhanced Income Fund and underweighting the SEI Daily Income Trust Short-Duration Government Fund.

Given the euro area’s economic challenges in recent years, we have long believed that the euro currency was overvalued. In response, we underweighted the euro and overweighted the U.S. dollar in all of the SIPT Funds during 2014.

Sincerely,

Jim Smigiel

Managing Director, Portfolio Strategies Group

SEI Insurance Products Trust / Annual Report / December 31, 2014	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSURANCE PRODUCTS TRUST — DECEMBER 31, 2014 (Unaudited)

VP Defensive Strategy Fund

I. Objective:

The VP Defensive Strategy Fund seeks to manage risk of loss while providing current income and opportunity for limited capital appreciation. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2014, the Fund’s Class III shares returned 1.17%. The Fund’s hybrid benchmark — 70% Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, 20% Barclays Capital 1-3 Month U.S. Treasury Bill Index and 10% S&P 500 Index — returned 1.87%.

IV. Fund Attribution

Absolute Performance

Two of the underlying Funds, SIMT Multi-Asset Inflation and SIMT Real Return, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies.

The Fund’s largest allocations were in SDIT Short-Duration Government, SLAT Prime Obligation and SIMT Multi-Asset Capital Stability. The first two provided low returns, given the low short-term interest rate environment. The SIMT Multi-Asset Capital Stability Fund contributed the most to the Fund’s absolute return, thanks mainly to an increased allocation to equities in the first half of the year, and de-risking into safer assets in July.

The second- and third-largest contributors to the Fund’s absolute return were the SIMT Global Managed Volatility Fund and the SIMT U.S. Managed Volatility Fund, respectively. As noted in the shareholder letter, lower-volatility equities were notable outperformers. Although the Fund only allocates 3% to each of these Funds, together they contributed almost 0.90% to the Fund’s return.

Other notable contributors were SIMT U.S. Fixed Income and SIMT Mult-Asset Income, which were helped by the positive performance of higher-quality and longer-duration fixed-income strategies.

A tactical tilt to short-duration credit (SDIT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) had no meaningful impact on returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed positively to performance. A tactical short position in the Japanese yen in favor of the dollar was closed in February 2014. That position detracted slightly from the Fund’s returns.

Benchmark-Relative Performance

The primary detractor from benchmark-relative returns was the Fund’s lower-than-benchmark allocation to equities. The SIMT U.S. Managed Volatility and SIMT Global Managed Volatility Funds contributed positively to performance and both funds outperformed the S&P 500. However, this was not sufficient to overcome the impact of their lower combined strategic weight of 6% compared to the S&P 500’s weight of 10% in the benchmark.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar and short Japanese yen, long U.S. dollar positions discussed above. As noted, the euro position contributed positively to returns, while the yen position detracted slightly.

4	SEI Insurance Products Trust / Annual Report / December 31, 2014

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
VP Defensive Strategy Fund, Class II	1.47%	N/A	N/A	N/A	1.80%
VP Defensive Strategy Fund, Class III	1.17%	N/A	N/A	N/A	1.47%
Barclays U.S. Aggregate Index	5.97%	N/A	N/A	N/A	4.93%
70/20/10 Hybrid consisting of Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, Barclays Capital 1-3 Month U.S. Treasury Bill Index, and the S&P 500 Index	1.87%	N/A	N/A	N/A	2.42%

Comparison of Change in the Value of a $10,000 Investment in the VP Defensive Strategy Fund, Class II and Class III, versus the Barclays U.S. Aggregate Index and the 70/20/10 Hybrid of Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, Barclays Capital 1-3 Month U.S. Treasury Bill Index & the S&P 500 Index

[1]

For the period ended December 31, 2014. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2014	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSURANCE PRODUCTS TRUST — DECEMBER 31, 2014 (Unaudited)

VP Conservative Strategy Fund

I. Objective

The VP Conservative Strategy Fund seeks to manage risk of loss while providing current income and opportunity for limited capital appreciation. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2014, the Fund’s Class III shares returned 3.00%. The Fund’s hybrid benchmark — 70% Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, 20% S&P 500 Index and 10% Barclays Capital 1-3 Month U.S. Treasury Bill Index — returned 3.21%.

IV. Fund Attribution

Absolute Performance

Three of the underlying Funds, SIMT Multi-Asset Inflation, SIMT Real Return and SIT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies, including some prevalent emerging-market debt issuers.

The Fund’s largest allocations were in the SIMT Multi-Asset Capital Stability, SLAT Prime Obligation and SIMT Enhanced Income Funds. The latter two provided low returns, given the low short-term interest rate environment. The SIMT Multi-Asset Capital Stability Fund contributed significantly to the Fund’s absolute return, thanks mainly to an increased allocation to equities in the first half of the year, and de-risking into safer assets in July.

The largest contributors to the Fund’s absolute return were the SIMT Global Managed Volatility Fund and the SIMT U.S. Managed Volatility Fund. As noted in the shareholder letter, lower-volatility equities were notable outperformers. Although the Fund only allocated 8% and 9% to these Funds, respectively, together they contributed over 2.5% to the Conservative Strategy Fund’s return.

Other notable contributors were SIMT U.S. Fixed Income and SIMT Mult-Asset Income, which were helped by the positive performance of higher-quality and longer-duration fixed-income strategies. The SIMT Multi-Asset Income Fund, which was positioned largely in credit for most of 2014, benefited primarily from security selection.

A tactical tilt to short-duration credit (SDIT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) had a negligible impact on returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed positively to performance. A tactical short position in the Japanese yen in favor of the dollar was closed in February 2014. That position detracted slightly from the Fund’s return.

Benchmark-Relative Performance

The primary detractor from benchmark-relative returns was the Fund’s lower-than-benchmark allocation to equities. The U.S. Managed Volatility and Global Managed Volatility Funds contributed positively to performance and both Funds outperformed the S&P 500. However, their combined strategic weight of 17% slightly underperformed the benchmark’s 20% weight in the S&P 500.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar and short Japanese yen, long U.S. dollar positions

6	SEI Insurance Products Trust / Annual Report / December 31, 2014

discussed above. As noted, the euro position contributed positively to returns, while the yen position detracted slightly.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
VP Conservative Strategy Fund, Class II	3.40%	N/A	N/A	N/A	3.99%
VP Conservative Strategy Fund, Class III	3.00%	N/A	N/A	N/A	3.66%
Barclays U.S. Aggregate Index	5.97%	N/A	N/A	N/A	4.93%
70/20/10 Hybrid consisting of Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, S&P 500 Index, and the Barclays Capital 1-3 Month U.S. Treasury Bill Index	3.21%	N/A	N/A	N/A	4.30%

Comparison of Change in the Value of a $10,000 Investment in the VP Conservative Strategy Fund, Class II and Class III, versus the Barclays U.S. Aggregate Index and the 70/20/10 Hybrid of Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, S&P 500 Index & the Barclays Capital 1-3 Month U.S. Treasury Bill Index

[1]

For the period ended December 31, 2014. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2014	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSURANCE PRODUCTS TRUST — DECEMBER 31, 2014 (Unaudited)

VP Moderate Strategy Fund

I. Objective

The VP Moderate Strategy Fund seeks capital appreciation, while managing the risk of loss. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2014, the Fund’s Class III shares returned 5.04%. The Fund’s hybrid benchmark — 60% Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, 30% S&P 500 Index and 10% MSCI EAFE Index — returned 3.98%.

IV. Fund Attribution

Absolute Performance

Three of the underlying Funds, SIMT Multi-Asset Inflation, SIMT Real Return and SIT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies, including some prevalent emerging-market debt issuers.

The Fund’s largest allocation was in the SIMT Global Managed Volatility Fund, followed by SIMT U.S. Managed Volatility, SIMT

Multi-Asset Accumulation, SIMT Multi-Asset Capital Stability and SIMT Multi-Asset Inflation.

The largest contributors to the Fund’s absolute return were the SIMT Global Managed Volatility and SIMT U.S. Managed Volatility Funds. As noted in the shareholder letter, lower-volatility equities were notable outperformers. The Fund allocated 14% and 10% to these Funds, respectively, and together they contributed over 3.5% to the Moderate Strategy Fund’s return.

A 10% strategic allocation to the SIMT Multi-Asset Accumulation Fund was also a significant contributor to performance. By taking a risk-based approach to asset allocation, the Fund underweighted inflation assets as commodity prices fell in favor of nominal bonds and equities, both of which performed well.

Other notable contributors were SIMT U.S. Fixed Income, SIMT Large Cap, SIMT Multi-Asset Capital Stability and SIMT Multi-Asset Income. As noted in the shareholder letter, U.S. large-cap stocks were strong performers, as were higher-quality and longer-duration fixed-income strategies. These dynamics boosted the performance of the SIMT Large Cap Fund and the SIMT U.S. Fixed Income Fund, respectively. The SIMT Multi-Asset Income Fund, which was positioned largely in credit for most of 2014, benefited primarily from security selection.

A tactical tilt to short-duration credit (SDIT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) had a negligible impact on returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed positively to performance. A tactical short position in the Japanese yen in favor of the dollar was closed in February 2014. That position detracted slightly from the Fund’s return.

Benchmark-Relative Performance

As noted in the enclosed shareholder letter, managed-volatility strategies were notable outperformers; international equities returns struggled when measured in U.S. dollar terms; and active U.S. large-cap managers struggled to outperform market benchmarks like the S&P 500. As a result, the Fund’s allocation to the SIMT Global Managed Volatility and SIMT U.S. Managed Volatility Funds and avoidance of international equities contributed to relative performance, while the allocation to SIMT Large Cap detracted.

8	SEI Insurance Products Trust / Annual Report / December 31, 2014

Allocations to SIMT High Yield and SIMT U.S. Fixed Income helped relative performance, due to the outperformance of credit and longer-duration fixed-income strategies and the benchmark’s significant weight in the Barclays 1-3 Year U.S. Government/Credit Index. SDIT Short-Duration Government and SIMT Enhanced Income detracted from relative returns.

Allocations to the SIMT Multi-Asset Accumulation and Income Funds contributed to relative performance, while the SIMT Multi-Asset Inflation and Capital Stability Funds detracted.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar and short Japanese yen, long U.S. dollar positions discussed above. As noted, the euro position contributed positively to returns, while the yen position detracted slightly.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
VP Moderate Strategy Fund, Class II	5.35%	N/A	N/A	N/A	6.21%
VP Moderate Strategy Fund, Class III	5.04%	N/A	N/A	N/A	5.87%
Barclays U.S. Aggregate Index	5.97%	N/A	N/A	N/A	4.93%
60/30/10 Hybrid consisting of Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, S&P 500 Index, and the MSCI EAFE Index	3.98%	N/A	N/A	N/A	6.12%

Comparison of Change in the Value of a $10,000 Investment in the VP Moderate Strategy Fund, Class II and Class III, versus the Barclays U.S. Aggregate Index and the 60/30/10 Hybrid of Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, S&P 500 Index & the MSCI EAFE Index

[1]

For the period ended December 31, 2014. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2014	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSURANCE PRODUCTS TRUST — DECEMBER 31, 2014 (Unaudited)

VP Market Plus Strategy Fund

I. Objective

The VP Market Plus Strategy Fund seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2014, the Fund’s Class III shares returned 4.27%. The Fund’s hybrid benchmark — 55% S&P 500 Index, 25% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Bond Index — returned 7.31%.

IV. Fund Attribution

Absolute Performance

Three of the underlying Funds, SIT International Equity, SIT Emerging Markets Equity and SIT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on some emerging market issues and on the performance of non-U.S. securities when measured in dollars.

The Fund’s largest allocations were in SIMT U.S. Large Cap and SIMT Multi-Asset Accumulation, and both contributed significantly (3.6% and 1.9%, respectively) to the Fund’s absolute return.

SIMT U.S. Small Cap and SIMT High Yield added marginally to returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed positively to performance. A tactical short position in the Japanese yen in favor of the dollar was closed in February 2014. That position detracted slightly from the Fund’s return.

Benchmark-Relative Performance

Allocations to the SIMT Large Cap and Small Cap Funds detracted; as discussed in the shareholder letter, both small caps and active large-cap equity strategies struggled against large-cap indexes such as the S&P 500.

Allocations to the SIT International Equity and SIT Emerging Market Equity Funds negatively impacted relative performance.

As noted in the enclosed shareholder letter, longer-duration and higher-quality fixed income performed well, while emerging-markets and high-yield debt struggled comparatively. As a result, the allocations to SIT Emerging Markets Debt and SIMT High Yield detracted from relative performance.

The Multi-Asset Accumulation Fund contributed positively to relative returns.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar and short Japanese yen, long U.S. dollar positions discussed above. As noted, the euro position contributed positively to returns, while the yen position detracted slightly.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
VP Market Plus Strategy Fund, Class II	4.60%	N/A	N/A	N/A	7.98%
VP Market Plus Strategy Fund, Class III	4.27%	N/A	N/A	N/A	7.69%
55/25/20 Hybrid consisting of S&P 500 Index, MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index	7.31%	N/A	N/A	N/A	11.46%

10	SEI Insurance Products Trust / Annual Report / December 31, 2014

Comparison of Change in the Value of a $10,000 Investment in the VP Market Plus Strategy Fund, Class II and Class III, versus the 55/25/20 Hybrid of S&P 500 Index, MSCI EAFE Index & the Barclays Capital U.S. Aggregate Bond Index

[1]

For the period ended December 31, 2014. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2014	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSURANCE PRODUCT TRUST — DECEMBER 31, 2014 (Unaudited)

VP Balanced Strategy Fund

I. Objective

The VP Balanced Strategy Fund seeks to generate capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2014, the Fund’s Class III shares returned 3.93%. The Fund’s hybrid benchmark — 50% Barclays Capital U.S. Aggregate Bond Index, 35% S&P 500 Index and 15% MSCI EAFE Index — returned 6.97%.

IV. Fund Attribution

Absolute Performance

Four of the underlying Funds, SIT International Equity, SIMT Multi-Asset Inflation, SIT Emerging Markets Equity and SIMT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies (including some prevalent emerging-market debt issuers) and on the performance of non-U.S. securities when measured in dollars.

The Fund’s three largest allocations were in SIMT U.S. Fixed Income, SIMT Multi-Asset Accumulation and SIMT Large Cap, all of which contributed significantly (1.2%, 1.9% and 1.8%, respectively) to the Fund’s absolute return. As noted in the shareholder letter, longer-duration and higher quality fixed income strategies enjoyed solid returns, helping U.S Fixed Income, as did U.S. large-cap equities. The SIMT Multi-Asset Accumulation Fund benefited from its risk-based approach to asset allocation, as the Fund underweighted inflation assets as commodity prices fell in favor of nominal bonds and equities, both of which performed well.

The SIMT High Yield, SIMT Multi-Asset Income and SIMT U.S. Small Cap Funds added marginally to returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed positively to performance. A tactical short position in the Japanese yen in favor of the dollar was closed in February 2014. That position detracted slightly from the Fund’s return.

Benchmark-Relative Performance

As noted in the enclosed shareholder letter, longer-duration and higher-quality fixed income performed well, while emerging-markets and high-yield debt struggled comparatively. As a result, the allocations to SIT Emerging Markets Debt and SIMT High Yield detracted from relative performance. The SIMT U.S. Fixed Income Fund also detracted marginally, as it slightly underperformed the Barclays U.S. Aggregate Index.

Allocations to the SIT International Equity and SIT Emerging Market Equity Funds negatively impacted relative performance.

Allocations to the SIMT Large Cap and Small Cap Funds detracted; as discussed in the shareholder letter, both small caps and active large-cap equity strategies struggled against large-cap indexes such as the S&P 500.

The SIMT Multi-Asset Inflation Fund was a significant detractor from relative results, given the struggles of inflation-sensitive assets. The SIMT Multi-Asset Income Fund detracted slightly from relative returns, while the SIMT Multi-Asset Accumulation Fund contributed positively.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar and short Japanese yen, long U.S. dollar positions

12	SEI Insurance Products Trust / Annual Report / December 31, 2014

discussed above. As noted, the euro position contributed positively to returns, while the yen position detracted slightly.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
VP Balanced Strategy Fund, Class II	4.12%	N/A	N/A	N/A	5.53%
VP Balanced Strategy Fund, Class III	3.93%	N/A	N/A	N/A	5.28%
50/35/15 Hybrid consisting of Barclays Capital U.S. Aggregate Bond Index, S&P 500 Index, and the MSCI EAFE Index	6.97%	N/A	N/A	N/A	9.14%

Comparison of Change in the Value of a $10,000 Investment in the VP Balanced Strategy Fund, Class II and Class III, versus the 50/35/15 Hybrid of Barclays Capital U.S. Aggregate Bond Index, S&P 500 Index & the MSCI EAFE Index

[1]

For the period ended December 31, 2014. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2014	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSURANCE PRODUCT TRUST — DECEMBER 31, 2014 (Unaudited)

VP Market Growth Strategy Fund

I. Objective

The VP Market Growth Strategy Fund seeks to generate capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2014, the Fund’s Class III shares returned 3.85%. The Fund’s hybrid benchmark — 40% Barclays Capital U.S. Aggregate Bond Index, 40% S&P 500 Index and 20% MSCI EAFE Index — returned 6.77%.

IV. Fund Attribution

Absolute Performance

Four of the underlying Funds, SIT International Equity, SIMT Multi-Asset Inflation, SIT Emerging Markets Equity and SIT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies (including some prevalent emerging-market debt issuers) and on the performance of non-U.S. securities when measured in dollars.

The Fund’s largest allocations were in SIMT Large Cap and SIMT Multi-Asset Accumulation, both of which contributed significantly

(2.5% and 1.9%, respectively) to the Fund’s absolute return. As noted in the shareholder letter, U.S. large-cap equities enjoyed solid returns, which helped the SIMT Large Cap Fund. The SIMT Multi-Asset Accumulation Fund benefited from its risk-based approach to asset allocation, as the Fund underweighted inflation assets as commodity prices fell in favor of nominal bonds and equities, both of which performed well.

SIMT U.S. Fixed Income was also a significant contributor, thanks to the strong performance of longer-duration, higher-quality fixed-income securities as noted in the shareholder letter.

The SIMT High Yield, SIMT Small Cap and SIMT U.S. Multi-Asset Income Funds added marginally to returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed positively to performance. A tactical short position in the Japanese yen in favor of the dollar was closed in February 2014. That position detracted slightly from the Fund’s return.

Benchmark-Relative Performance

As noted in the enclosed shareholder letter, longer-duration and higher-quality fixed income performed well, while emerging-markets and high-yield debt struggled comparatively. As a result, the allocations to SIT Emerging Markets Debt and SIMT High Yield detracted from relative performance. The SIMT U.S. Fixed Income Fund also detracted marginally, as it slightly underperformed the Barclays U.S. Aggregate Index.

Allocations to the SIT International Equity and SIT Emerging Market Equity Funds negatively impacted relative performance.

Allocations to the SIMT Large Cap and Small Cap Funds detracted; as discussed in the shareholder letter, both small caps and active large-cap equity strategies struggled against large-cap indexes such as the S&P 500.

The SIMT Multi-Asset Inflation Fund was a significant detractor from relative results, given the struggles of inflation-sensitive assets. The SIMT Multi-Asset Income Fund detracted slightly from relative returns, while the SIMT Multi-Asset Accumulation Fund contributed positively.

14	SEI Insurance Products Trust / Annual Report / December 31, 2014

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar and short Japanese yen, long U.S. dollar positions discussed above. As noted, the euro position contributed positively to returns, while the yen position detracted slightly.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
VP Market Growth Strategy Fund, Class II	4.16%	N/A	N/A	N/A	6.24%
VP Market Growth Strategy Fund, Class III	3.85%	N/A	N/A	N/A	5.89%
40/40/20 Hybrid consisting of Barclays Capital U.S. Aggregate Bond Index, S&P 500 Index, and the MSCI EAFE Index	6.77%	N/A	N/A	N/A	9.58%

Comparison of Change in the Value of a $10,000 Investment in the VP Market Growth Strategy Fund, Class II and Class III, versus the 40/40/20 Hybrid of Barclays Capital U.S. Aggregate Bond Index, S&P 500 Index & the MSCI EAFE Index

[1]

For the period ended December 31, 2014. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares

SEI Insurance Products Trust / Annual Report / December 31, 2014	15

SCHEDULE OF INVESTMENTS

VP Defensive Strategy Fund

December 31, 2014

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%

FIXED INCOME FUNDS — 44.0%
SEI Daily Income Trust Short-Duration Government Fund, Class A	12,655	$133
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class A	1,943	18
SEI Institutional Managed Trust Enhanced Income Fund, Class A	3,212	24
SEI Institutional Managed Trust High Yield Bond Fund, Class A	2,439	18
SEI Institutional Managed Trust Real Return Fund, Class A	3,657	36
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	3,477	36

Total Fixed Income Funds (Cost $267) ($ Thousands)		265

MULTI-ASSET FUNDS — 30.1%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class A	11,979	121
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	2,839	30
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A*	3,350	30

Total Multi-Asset Funds (Cost $184) ($ Thousands)		181

EQUITY FUNDS — 6.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Class A	1,666	18
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class A	1,075	18

Total Equity Funds (Cost $37) ($ Thousands)		36

Description	Shares	Market Value ($ Thousands)

MONEY MARKET FUND (A) — 20.1%
SEI Liquid Asset Trust Prime Obligation Fund, Class A 0.010%	120,628	$121

Total Money Market Fund (Cost $121) ($ Thousands)		121

Total Investments — 100.2% (Cost $609) ($ Thousands)		$603

Percentages are based on Net Assets of $602 ($ Thousands).

*	Non-income producing fund.

(A)	Rate shown is the 7-day effective yield as of December 31, 2014.

The following is a list of the inputs used as of December 31, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$603	$—	$—	$603

Total Investments in Securities	$603	$—	$—	$603

As of December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2014, there were no Level 3 securities.

16	SEI Insurance Products Trust / Annual Report / December 31, 2014

Transactions with affiliated companies during the year ended December 31, 2014, are as follows::

Security Description	12/31/2013 Market Value ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Change in Unrealized Appreciation (Depreciation) ($ Thousands)	12/31/2014 Market Value ($ Thousands)	Dividend Income ($ Thousands)
SEI Daily Income Trust Short-Duration Government Fund, Class A	$26	$216	$(109)	$—	$—	$133	$1
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class A	$8	$29	$(19)	$—	$—	$18	$—
SEI Institutional Managed Trust Enhanced Income Fund, Class A	$—	$41	$(18)	$1	$—	$24	$—
SEI Institutional Managed Trust High Yield Bond Fund, Class A	$3	$30	$(14)	$—	$(1)	$18	$1
SEI Institutional Managed Trust Real Return Fund, Class A	$6	$60	$(28)	$(1)	$(1)	$36	$—
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	$6	$59	$(29)	$—	$—	$36	$—
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class A	$20	$196	$(94)	$—	$(1)	$121	$—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	$5	$49	$(24)	$—	$—	$30	$1
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A	$5	$51	$(23)	$(1)	$(2)	$30	$—
SEI Institutional Managed Trust Global Managed Volatility Fund, Class A	$3	$29	$(14)	$1	$(1)	$18	$1
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class A	$3	$28	$(14)	$1	$—	$18	$—
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$15	$200	$(94)	$—	$—	$121	$—

Totals	$100	$988	$(480)	$1	$(6)	$603	$4

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2014	17

SCHEDULE OF INVESTMENTS

VP Conservative Strategy Fund

December 31, 2014

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 43.2%
SEI Daily Income Trust Short-Duration Government Fund, Class A	33,351	$350
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class A	31,283	292
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	12,102	116
SEI Institutional Managed Trust Enhanced Income Fund, Class A	77,593	583
SEI Institutional Managed Trust High Yield Bond Fund, Class A	47,151	351
SEI Institutional Managed Trust Real Return Fund, Class A	35,350	350
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	44,806	468

Total Fixed Income Funds (Cost $2,539) ($ Thousands)		2,510

MULTI-ASSET FUNDS — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class A	86,802	873
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	38,410	408
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A*	51,799	464

Total Multi-Asset Funds (Cost $1,775) ($ Thousands)		1,745

EQUITY FUNDS — 16.8%
SEI Institutional Managed Trust Global Managed Volatility Fund, Class A	48,295	518
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class A	27,489	459

Total Equity Funds (Cost $988) ($ Thousands)		977

Description	Shares	Market Value ($ Thousands)

MONEY MARKET FUND (A) — 10.0%
SEI Liquid Asset Trust Prime Obligation Fund, Class A 0.010%	582,727	$583

Total Money Market Fund (Cost $583) ($ Thousands)		583

Total Investments — 100.0% (Cost $5,885) ($ Thousands)		$5,815

Percentages are based on Net Assets of $5,812 ($ Thousands).

*	Non-income producing fund.

(A)	Rate shown is the 7-day effective yield as of December 31, 2014.

The following is a list of the inputs used as of December 31, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	T otal
Affiliated Investment Funds	$5,815	$—	$—	$5,815

Total Investments in Securities	$5,815	$—	$—	$5,815

As of December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2014, there were no Level 3 securities.

18	SEI Insurance Products Trust / Annual Report / December 31, 2014

Transactions with affiliated companies during the year ended December 31, 2014, are as follows:

Security Description	12/31/2013 Market Value ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Change in Unrealized Appreciation (Depreciation) ($ Thousands)	12/31/2014 Market Value ($ Thousands)	Dividend Income ($ Thousands)
SEI Daily Income Trust Short-Duration Government Fund, Class A	$36	$409	$(94)	$(1)	$—	$350	$2
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class A	$45	$345	$(97)	$—	$(1)	$292	$1
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	$9	$142	$(28)	$(1)	$(6)	$116	$3
SEI Institutional Managed Trust Enhanced Income Fund, Class A	$36	$696	$(141)	$(1)	$(7)	$583	$8
SEI Institutional Managed Trust High Yield Bond Fund, Class A	$27	$425	$(83)	$(3)	$(15)	$351	$12
SEI Institutional Managed Trust Real Return Fund, Class A	$27	$416	$(84)	$(1)	$(8)	$350	$1
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	$36	$541	$(116)	$—	$7	$468	$6
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class A	$68	$1,016	$(206)	$(1)	$(4)	$873	$—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	$32	$474	$(96)	$—	$(2)	$408	$11
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A	$36	$561	$(105)	$(4)	$(24)	$464	$—
SEI Institutional Managed Trust Global Managed Volatility Fund, Class A	$41	$638	$(151)	$(1)	$(9)	$518	$26
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class A	$36	$562	$(138)	$(1)	$—	$459	$5
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$23	$701	$(141)	$—	$—	$583	$—

Totals	$452	$6,926	$(1,480)	$(14)	$(69)	$5,815	$75

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2014	19

SCHEDULE OF INVESTMENTS

VP Moderate Strategy Fund

December 31, 2014

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 38.0%
SEI Daily Income Trust Short-Duration Government Fund, Class A	21,014	$221
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	23,013	222
SEI Institutional Managed Trust Enhanced Income Fund, Class A	51,420	386
SEI Institutional Managed Trust High Yield Bond Fund, Class A	59,640	444
SEI Institutional Managed Trust Real Return Fund, Class A	33,340	330
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	47,674	498

Total Fixed Income Funds (Cost $2,142) ($ Thousands)		2,101

MULTI-ASSET FUNDS — 34.9%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class A	54,609	552
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class A	54,730	551
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	25,990	276
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A*	60,956	546

Total Multi-Asset Funds (Cost $1,995) ($ Thousands)		1,925

EQUITY FUNDS — 27.1%
SEI Institutional Managed Trust Global Managed Volatility Fund, Class A	72,334	776
SEI Institutional Managed Trust Large Cap Fund, Class A	11,445	167
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class A	33,236	555

Total Equity Funds (Cost $1,542) ($ Thousands)		1,498

Total Investments — 100.0% (Cost $5,679) ($ Thousands)		$5,524

A list of open forward foreign currency contracts held by the Fund at December 31, 2014, is as follows:

Settlement Date	Counterparty	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
1/31/15	Brown Brothers Harriman	EUR	45	USD	55	$—

For the year ended December 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $5,520 ($ Thousands).

*	Non-income producing fund.

EUR — Euro

USD — United States Dollar

The following is a list of the inputs used as of December 31, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	T otal
Affiliated Investment Funds	$5,524	$—	$—	$5,524

Total Investments in Securities	$5,524	$—	$—	$5,524

Other Financial Instruments	Level 1	Level 2	Level 3	T otal
Forwards Contracts — appreciation**	$—	$—	$—	$—
Forwards Contracts — depreciation**	—	—	—	—

Total Other Financial Instruments	$—	$—	$—	$—

**	Forwards contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

As of December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2014, there were no Level 3 securities.

20	SEI Insurance Products Trust / Annual Report / December 31, 2014

Transactions with affiliated companies during the year ended December 31, 2014, are as follows:

Security Description	12/31/2013 Market Value ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Change in Unrealized Appreciation (Depreciation) ($ Thousands)	12/31/2014 Market Value ($ Thousands)	Dividend Income ($ Thousands)
SEI Daily Income Trust Short-Duration Government Fund, Class A	$35	$209	$(23)	$—	$—	$221	$1
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	$18	$226	$(8)	$—	$(14)	$222	$4
SEI Institutional Managed Trust Enhanced Income Fund, Class A	$13	$385	$(7)	$—	$(5)	$386	$4
SEI Institutional Managed Trust High Yield Bond Fund, Class A	$35	$443	$(14)	$(1)	$(19)	$444	$12
SEI Institutional Managed Trust Real Return Fund, Class A	$26	$319	$(7)	$—	$(8)	$330	$1
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	$40	$465	$(13)	$—	$6	$498	$5
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class A	$44	$567	$(25)	$(1)	$(33)	$552	$6
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class A	$44	$525	$(13)	$—	$(5)	$551	$—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	$22	$263	$(8)	$—	$(1)	$276	$5
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A	$44	$546	$(14)	$(1)	$(29)	$546	$—
SEI Institutional Managed Trust Global Managed Volatility Fund, Class A	$62	$793	$(50)	$(2)	$(27)	$776	$39
SEI Institutional Managed Trust Large Cap Fund, Class A	$10	$174	$(15)	$—	$(2)	$167	$1
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class A	$44	$562	$(40)	$(1)	$(10)	$555	$5
SEI Institutional International Trust Emerging Markets Equity Fund, Class A	$3	$4	$(7)	$—	$—	$—	$—

Totals	$440	$5,481	$(244)	$(6)	$(147)	$5,524	$83

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2014	21

SCHEDULE OF INVESTMENTS

VP Market Plus Strategy Fund

December 31, 2014

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 63.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Class A	20,022	$202
SEI Institutional International Trust International Equity Fund, Class A	48,537	456
SEI Institutional Managed Trust Large Cap Fund, Class A	68,400	1,000
SEI Institutional Managed Trust Small Cap Fund, Class A	13,403	173

Total Equity Funds (Cost $1,886) ($ Thousands)		1,831

MULTI-ASSET FUND — 20.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class A	56,890	575

Total Multi-Asset Fund (Cost $610) ($ Thousands)		575

FIXED INCOME FUNDS — 16.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	23,854	230
SEI Institutional Managed Trust High Yield Bond Fund, Class A	30,978	230

Total Fixed Income Funds (Cost $478) ($ Thousands)		460

Total Investments — 100.0% (Cost $2,974) ($ Thousands)		$2,866

A list of open forward foreign currency contracts held by the Fund at December 31, 2014, is as follows:

Settlement Date	Counterparty	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
1/30/15	Brown Brothers Harriman	EUR	71	USD	86	$1

For the year ended December 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $2,864 ($ Thousands).

EUR — Euro

USD — United States Dollar

The following is a list of the inputs used as of December 31, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$2,866	$—	$—	$2,866

Total Investments in Securities	$2,866	$—	$—	$2,866

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts - appreciation*	$—	$1	$—	$1
Forwards Contracts - depreciation*	—	—	—	—

Total Other Financial Instruments	$—	$1	$—	$1

*	Forwards contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

As of December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2014, there were no Level 3 securities.

22	SEI Insurance Products Trust / Annual Report / December 31, 2014

Transactions with affiliated companies during the year ended December 31, 2014, are as follows:

Security Description	12/31/2013 Market Value ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Change in Unrealized Appreciation (Depreciation) ($ Thousands)	12/31/2014 Market Value ($ Thousands)	Dividend Income ($ Thousands)
SEI Institutional International Trust Emerging Markets Equity Fund, Class A	$36	$218	$(42)	$(2)	$(8)	$202	$2
SEI Institutional International Trust International Equity Fund, Class A	$67	$475	$(65)	$(2)	$(19)	$456	$9
SEI Institutional Managed Trust Large Cap Fund, Class A	$141	$1,039	$(153)	$(1)	$(26)	$1,000	$3
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class A	$84	$624	$(99)	$—	$(34)	$575	$6
SEI Institutional Managed Trust Small Cap Fund, Class A	$25	$185	$(29)	$(1)	$(7)	$173	$—
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	$34	$246	$(40)	$(1)	$(9)	$230	$3
SEI Institutional Managed Trust High Yield Bond Fund, Class A	$34	$243	$(39)	$—	$(8)	$230	$5

Totals	$421	$3,030	$(467)	$(7)	$(111)	$2,866	$28

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2014	23

SCHEDULE OF INVESTMENTS

VP Balanced Strategy Fund

December 31, 2014

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 36.2%
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	19,964	$192
SEI Institutional Managed Trust High Yield Bond Fund, Class A	33,378	248
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	52,946	553

Total Fixed Income Funds (Cost $1,011) ($ Thousands)		993

MULTI-ASSET FUNDS — 33.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class A	54,392	550
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	7,776	83
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A*	30,527	273

Total Multi-Asset Funds (Cost $952) ($ Thousands)		906

EQUITY FUNDS — 30.8%
SEI Institutional International Trust Emerging Markets Equity Fund, Class A	8,199	83
SEI Institutional International Trust International Equity Fund, Class A	23,143	217
SEI Institutional Managed Trust Large Cap Fund, Class A	31,663	463
SEI Institutional Managed Trust Small Cap Fund, Class A	6,358	82

Total Equity Funds (Cost $867) ($ Thousands)		845

Total Investments — 100.0% (Cost $2,830) ($ Thousands)		$2,744

A list of open forward foreign currency contracts held by the Fund at December 31, 2014, is as follows:

Settlement Date	Counterparty	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
1/30/15	Brown Brothers Harriman	EUR	54	USD	66	$—

For the year ended December 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $2,742 ($ Thousands).

*	Non-income producing fund.

EUR	— Euro

USD	— United States Dollar

The following is a list of the inputs used as of December 31, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$2,744	$—	$—	$2,744

Total Investments in Securities	$2,744	$—	$—	$2,744

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts — appreciation**	$—	$—	$—	$—
Forwards Contracts — depreciation**	—	—	—	—

Total Other Financial Instruments	$—	$—	$—	$—

**	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2014, there were no Level 3 securities.

24	SEI Insurance Products Trust / Annual Report / December 31, 2014

Transactions with affiliated companies during the year ended December 31, 2014, are as follows:

Security Description	12/31/2013 Market Value ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Change in Unrealized Appreciation (Depreciation) ($ Thousands)	12/31/2014 Market Value ($ Thousands)	Dividend Income ($ Thousands)
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	$9	$217	$(21)	$(1)	$(12)	$192	$4
SEI Institutional Managed Trust High Yield Bond Fund, Class A	$11	$275	$(26)	$(1)	$(11)	$248	$7
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	$25	$608	$(86)	$—	$6	$553	$6
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class A	$25	$623	$(66)	$(1)	$(31)	$550	$6
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	$4	$90	$(11)	$—	$—	$83	$1
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A	$12	$311	$(34)	$(1)	$(15)	$273	$—
SEI Institutional International Trust Emerging Markets Equity Fund, Class A	$4	$97	$(12)	$(1)	$(5)	$83	$1
SEI Institutional International Trust International Equity Fund, Class A	$10	$244	$(20)	$(2)	$(15)	$217	$4
SEI Institutional Managed Trust Large Cap Fund, Class A	$20	$500	$(54)	$(1)	$(2)	$463	$2
SEI Institutional Managed Trust Small Cap Fund, Class A	$4	$91	$(11)	$(1)	$(1)	$82	$—

Totals	$124	$3,056	$(341)	$(9)	$(86)	$2,744	$31

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2014	25

SCHEDULE OF INVESTMENTS

VP Market Growth Strategy Fund

December 31, 2014

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 44.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Class A	38,415	$387
SEI Institutional International Trust International Equity Fund, Class A	88,455	831
SEI Institutional Managed Trust Large Cap Fund, Class A	126,133	1,844
SEI Institutional Managed Trust Small Cap Fund, Class A	23,927	308

Total Equity Funds (Cost $3,449) ($ Thousands)		3,370

MULTI-ASSET FUNDS — 31.8%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class A	150,880	1,525
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	14,314	152
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A*	83,969	752

Total Multi-Asset Funds (Cost $2,549) ($ Thousands)		2,429

FIXED INCOME FUNDS — 24.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	55,845	538
SEI Institutional Managed Trust High Yield Bond Fund, Class A	82,585	615
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	65,575	685

Total Fixed Income Funds (Cost $1,885) ($ Thousands)		1,838

Total Investments — 100.0% (Cost $7,883) ($ Thousands)		$7,637

A list of open forward foreign currency contracts held by the Fund at December 31, 2014, is as follows:

Settlement Date	Counterparty	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
1/30/15	Brown Brothers Harriman	EUR	188	USD	229	$2

For the year ended December 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $7,635 ($ Thousands).

*	Non-income producing fund.

EUR	— Euro

USD	— United States Dollar

The following is a list of the inputs used as of December 31, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	T otal
Affiliated Investment Funds	$7,637	$—	$—	$7,637

Total Investments in Securities	$7,637	$—	$—	$7,637

Other Financial Instruments	Level 1	Level 2	Level 3	T otal
Forwards Contracts — appreciation**	$—	$2	$—	$2
Forwards Contracts — depreciation**	—	—	—	—

Total Other Financial Instruments	$—	$2	$—	$2

**	Forwards contracts are valued at the unrealized appreciation on the instrument.

As of December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2014, there were no Level 3 securities.

26	SEI Insurance Products Trust / Annual Report / December 31, 2014

Transactions with affiliated companies during the year ended December 31, 2014, are as follows:

Security Description	12/31/2013 Market Value ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Change in Unrealized Appreciation (Depreciation) ($ Thousands)	12/31/2014 Market Value ($ Thousands)	Dividend Income ($ Thousands)
SEI Institutional International Trust Emerging Markets Equity Fund, Class A	$35	$467	$(95)	$(4)	$(16)	$387	$4
SEI Institutional International Trust International Equity Fund, Class A	$62	$949	$(122)	$(5)	$(53)	$831	$17
SEI Institutional Managed Trust Large Cap Fund, Class A	$130	$2,019	$(295)	$(8)	$(2)	$1,844	$7
SEI Institutional Managed Trust Small Cap Fund, Class A	$23	$360	$(63)	$(4)	$(8)	$308	$—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class A	$113	$1,703	$(210)	$(4)	$(77)	$1,525	$17
SEI Institutional Managed Trust Multi-Asset Income Fund, Class A	$11	$163	$(21)	$—	$(1)	$152	$4
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class A	$57	$834	$(98)	$(2)	$(39)	$752	$—
SEI Institutional International Trust Emerging Markets Debt Fund, Class A	$40	$597	$(68)	$(2)	$(29)	$538	$11
SEI Institutional Managed Trust High Yield Bond Fund, Class A	$45	$676	$(76)	$(2)	$(28)	$615	$19
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class A	$51	$724	$(100)	$—	$10	$685	$8

Totals	$567	$8,492	$(1,148)	$(31)	$(243)	$7,637	$87

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2014	27

Statements of Assets and Liabilities ($ Thousands)

December 31, 2014

	VP Defensive Strategy Fund		VP Conservative Strategy Fund		VP Moderate Strategy Fund
ASSETS:
Investments in affiliated funds, at value	$603		$5,815		$5,524
Receivable from administrator	6		14		12
Income distribution receivable from affiliated funds	—		3		3
Receivable for investment securities sold	—		—		—
Unrealized gain on forward foreign currency contracts	—		—		—
Total Assets	609		5,832		5,539
LIABILITIES:
Payable for fund shares redeemed	—		—		—
Payable for investment securities purchased	—		3		3
Distribution fees payable	—		1		1
Investment advisory fees payable	—		1		—
Accrued expenses	7		15		15
Total Liabilities	7		20		19
Net Assets	$602		$5,812		$5,520
Cost of investments in affiliated funds	$609		$5,885		$5,679
NET ASSETS:
Paid in Capital (unlimited authorization — no par value)	$604		$5,832		$5,576
Undistributed of net investment income	—		—		3
Accumulated net realized gain on investments	4		50		96
Net unrealized depreciation on investments	(6)		(70)		(155)
Net unrealized appreciation on forward foreign currency contracts	—		—		—
Net Assets	$602		$5,812		$5,520
Net Asset Value, Offering and Redemption Price Per Share — Class II	$10.06		$10.27		$10.37
	($455,881 ÷ 45,318 shares	)	($614,289 ÷ 59,831 shares	)	($1,241,896 ÷ 119,779 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class III	$10.05		$10.25		$10.35
	($146,068 ÷ 14,527 shares	)	($5,197,785 ÷ 507,046 shares	)	($4,278,148 ÷ 413,151 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	SEI Insurance Products Trust / Annual Report / December 31, 2014

VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund

$2,866		$2,744		$7,637
6		8		17
1		2		4
3		—		—
1		—		2
2,877		2,754		7,660

3		—		—
1		2		4
—		—		1
—		—		1
9		10		19
13		12		25
$2,864		$2,742		$7,635
$2,974		$2,830		$7,883

$2,890		$2,784		$7,718
1		2		5
80		42		156
(108)		(86)		(246)
1		—		2
$2,864		$2,742		$7,635
$10.61		$10.35		$10.43
($677,495 ÷ 63,846 shares	)	($370,469 ÷ 35,791 shares	)	($2,404,857 ÷ 230,618 shares	)
$10.60		$10.34		$10.41
($2,186,730 ÷ 206,215 shares	)	($2,371,598 ÷ 229,404 shares	)	($5,230,470 ÷ 502,645 shares	)

SEI Insurance Products Trust / Annual Report / December 31, 2014	29

Statements of Operations ($ Thousands)

For the year ended December 31, 2014

	VP Defensive Strategy Fund	VP Conservative Strategy Fund	VP Moderate Strategy Fund
Investment Income:
Income distributions from affiliated funds	$4	$75	$83
Expenses:
Administration fees	1	7	5
Shareholder servicing fees — Class II	1	1	1
Shareholder servicing fees — Class III	—	8	6
Investment advisory fees	—	4	3
Distribution fees — Class III	—	10	7
Deferred offering costs(1)	21	21	21
Printing fees	1	23	13
Professional fees	2	31	21
Custodian/Wire Agent fees	—	7	4
Other expenses	1	3	3
Total Expenses	27	115	84
Less:
Reimbursement from administrator	(26)	(92)	(69)
Waiver of shareholder servicing fees — Class II	—	—	(1)
Waiver of shareholder servicing fees — Class III	—	(5)	(4)
Waiver of distribution fees — Class III	—	—	—
Net Expenses	1	18	10
Net Investment Income	3	57	73
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated funds	1	(14)	(6)
Net realized gain on foreign currency transactions	—	5	10
Capital gain distributions received from affiliated funds	5	96	164
Net change in unrealized depreciation from affiliated funds	(6)	(69)	(147)
Net change in unrealized appreciation on foreign currency translation	—	—	—
Net Realized and Unrealized Gain (Loss) from Affiliated Funds	—	18	21
Net Increase in Net Assets Resulting from Operations	$3	$75	$94

(1)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	SEI Insurance Products Trust / Annual Report / December 31, 2014

VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund

$28	$31	$87

2	3	9
2	1	2
—	3	9
1	1	5
3	4	11
21	21	21
7	6	26
11	11	38
2	2	8
1	1	3
50	53	132

(44)	(46)	(107)
—	—	(2)
(2)	(2)	(7)
—	(1)	(2)
4	4	14
24	27	73

(7)	(9)	(31)
6	8	27
126	83	288
(111)	(86)	(243)
1	—	2
15	(4)	43
$39	$23	$116

SEI Insurance Products Trust / Annual Report / December 31, 2014	31

Statements of Changes in Net Assets ($ Thousands)

For the year and period ended December 31,

	VP Defensive Strategy Fund		VP Conservative Strategy Fund
	2014	2013*	2014	2013*
Operations:
Net investment income	$3	$—	$57	$2
Net realized gain (loss) from sales of affiliated funds	1	—	(14)	—
Net realized gain on foreign currency transactions	—	—	5	—
Capital gain distributions received from affiliated funds	5	1	96	2
Net change in unrealized depreciation from affiliated funds	(6)	—	(69)	(1)
Net change in unrealized appreciation on foreign currency translation	—	—	—	—
Net Increase in Net Assets Resulting from Operations	3	1	75	3
Dividends and Distributions From:
Net Investment Income:
Class II	(5)	—	(12)	—
Class III	(1)	—	(85)	—
Net Realized Gains:
Class II	—	—	—	—
Class III	—	—	(1)	—
Total Dividends and Distributions	(6)	—	(98)	—
Capital Share Transactions(1):
Class II
Proceeds from shares issued	858	50	1,825	76
Reinvestment of dividends & distributions	5	—	12	—
Cost of shares redeemed	(456)	—	(1,297)	—
Increase in Net Assets Derived from Class II Transactions	407	50	540	76
Class III
Proceeds from shares issued	96	50	5,020	373
Reinvestment of dividends & distributions	1	—	86	—
Cost of shares redeemed	—	—	(263)	—
Increase in Net Assets Derived from Class III Transactions	97	50	4,843	373
Increase in Net Assets Derived From Capital Share Transactions	504	100	5,383	449
Net Increase in Net Assets	501	101	5,360	452
Net Assets:
Beginning of Year	101	—	452	—
End of Year	$602	$101	$5,812	$452
Undistributed Net Investment Income Included in Net Assets at End of Year	$—	$—	$—	$3

*	Commenced operations on October 15, 2013.
(1)	For Capital Share Transactions see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	SEI Insurance Products Trust / Annual Report / December 31, 2014

VP Moderate Strategy Fund		VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund
2014	2013*	2014	2013*	2014	2013*	2014	2013*

$73	$4	$24	$1	$27	$1	$73	$1
(6)	(1)	(7)	—	(9)	—	(31)	—
10	—	6	—	8	—	27	—
164	9	126	4	83	2	288	8
(147)	(8)	(111)	3	(86)	—	(243)	(3)
—	—	1	—	—	—	2	—
94	4	39	8	23	3	116	6

(32)	—	(16)	—	(10)	—	(60)	—
(115)	—	(54)	—	(57)	—	(139)	—

(1)	—	—	—	—	—	(1)	—
(6)	—	(3)	—	(1)	—	(5)	—
(154)	—	(73)	—	(68)	—	(205)	—

1,299	50	619	58	408	50	3,106	65
33	—	16	—	10	—	62	—
(120)	—	(3)	—	(90)	—	(780)	—
1,212	50	632	58	328	50	2,388	65

3,852	386	2,205	356	2,483	72	5,060	497
121	—	56	—	58	—	143	—
(45)	—	(417)	—	(207)	—	(435)	—
3,928	386	1,844	356	2,334	72	4,768	497
5,140	436	2,476	414	2,662	122	7,156	562
5,080	440	2,442	422	2,617	125	7,067	568

440	—	422	—	125	—	568	—
$5,520	$440	$2,864	$422	$2,742	$125	$7,635	$568
$3	$6	$1	$2	$2	$2	$5	$3

SEI Insurance Products Trust / Annual Report / December 31, 2014	33

Financial Highlights

For the year and period ended December 31,

For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate†
VP Defensive Strategy Fund
Class II
2014	$10.07	$0.07	$0.07		$0.14	$(0.15)	$—	$(0.15)	$10.06	1.47%	$456	0.28%	5.32	%#	0.70%		126%
2013‡	10.00	0.03	0.04		0.07	—	—	—	10.07	0.70	51	0.35	60.48	#	1.32	#	12
Class III
2014	$10.06	$0.09	$0.02		$0.11	$(0.12)	$—	$(0.12)	$10.05	1.17%	$146	0.53%	14.02	%#	0.90%		126%
2013‡	10.00	0.02	0.04		0.06	—	—	—	10.06	0.60	50	0.60	60.73	#	1.07	#	12
VP Conservative Strategy Fund
Class II
2014	$10.14	$0.15	$0.19		$0.34	$(0.21)	$—	$(0.21)	$10.27	3.40%	$614	0.25%	3.12	%#	1.43%		40%
2013‡	10.00	0.09	0.05		0.14	—	—	—	10.14	1.40	77	0.29	45.15	#	4.25	#	10
Class III
2014	$10.14	$0.16	$0.14		$0.30	$(0.19)	$—	$(0.19)	$10.25	3.00%	$5,198	0.50%	3.10	%#	1.58%		40%
2013‡	10.00	0.16	(0.02	)^	0.14	—	—	—	10.14	1.40	375	0.54	31.31	#	7.32	#	10
VP Moderate Strategy Fund
Class II
2014	$10.21	$0.48	$0.06		$0.54	$(0.36)	$(0.02)	$(0.38)	$10.37	5.35%	$1,242	0.19%	2.74	%#	4.51%		9%
2013‡	10.00	0.05	0.16	^	0.21	—	—	—	10.21	2.10	51	0.22	41.61	#	2.25	#	12
Class III
2014	$10.20	$0.24	$0.27		$0.51	$(0.34)	$(0.02)	$(0.36)	$10.35	5.04%	$4,278	0.44%	3.18	%#	2.31%		9%
2013‡	10.00	0.23	(0.03	)^	0.20	—	—	—	10.20	2.00	389	0.47	25.87	#	10.69	#	12
VP Market Plus Strategy Fund
Class II
2014	$10.49	$0.72	$(0.24)		$0.48	$(0.33)	$(0.03)	$(0.36)	$10.61	4.60%	$677	0.09%	3.10	%#	6.69%		42%
2013‡	10.00	0.06	0.43		0.49	—	—	—	10.49	4.90	61	0.13	51.09	#	2.89	#	2
Class III
2014	$10.49	$0.16	$0.29		$0.45	$(0.31)	$(0.03)	$(0.34)	$10.60	4.27%	$2,187	0.34%	4.62	%#	1.51%		42%
2013‡	10.00	0.07	0.42		0.49	—	—	—	10.49	4.90	361	0.38	47.50	#	3.42	#	2
VP Balanced Strategy Fund
Class II
2014	$10.25	$0.19	$0.23		$0.42	$(0.31)	$(0.01)	$(0.32)	$10.35	4.12%	$370	0.11%	3.70	%#	1.79%		24%
2013‡	10.00	0.04	0.21		0.25	—	—	—	10.25	2.50	51	0.16	57.43	#	2.06	#	8
Class III
2014	$10.24	$0.19	$0.21		$0.40	$(0.29)	$(0.01)	$(0.30)	$10.34	3.93%	$2,372	0.36%	3.69	%#	1.86%		24%
2013‡	10.00	0.04	0.20		0.24	—	—	—	10.24	2.40	74	0.41	58.08	#	1.94	#	8
VP Market Growth Strategy Fund
Class II
2014	$10.33	$0.39	$0.04		$0.43	$(0.32)	$(0.01)	$(0.33)	$10.43	4.16%	$2,405	0.11%	2.71	%#	3.64%		26%
2013‡	10.00	0.01	0.32		0.33	—	—	—	10.33	3.30	67	0.14	37.21	#	0.60	#	1
Class III
2014	$10.32	$0.12	$0.28		$0.40	$(0.30)	$(0.01)	$(0.31)	$10.41	3.85%	$5,230	0.36%	2.98	%#	1.14%		26%
2013‡	10.00	0.08	0.24		0.32	—	—	—	10.32	3.20	501	0.39	28.77	#	3.95	#	1

‡	For the period October 15, 2013 (commencement of operations) through December 31, 2013. All ratios have been annualized.
*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investments companies.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized gains (losses) for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
#	Ratio reflects the impact of the low level of average net assets and timing of subscriptions.

The accompanying notes are an integral part of the financial statements.

34	SEI Insurance Products Trust / Annual Report / December 31, 2014

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

SEI Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust under a certificate of trust dated June 21, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (“40 Act”), as an open-end investment company with six funds: VP Defensive Strategy Fund; VP Conservative Strategy Fund; VP Moderate Strategy Fund; VP Market Plus Strategy Fund; VP Balanced Strategy Fund; and VP Market Growth Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in shares of certain underlying affiliated investment companies (the “Underlying SEI Funds”), which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, and SEI Liquid Asset Trust. The Certificate of Trust permits the Trust to offer Class II and Class III shares in each Fund. Shares of the trust are sold to certain insurance companies through a variable contract. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

You cannot purchase or sell (redeem) shares of the Funds directly. The Funds offer their shares only to certain insurance companies to fund variable contracts. These insurance companies purchase shares of the Funds based on, among other things, the amount of net premium payments allocated to the investment option selected by the policy holder or contract owner. The variable contract prospectuses describe how policy holders or contract owners may allocate, transfer within and/or withdraw amounts from their policies or contracts.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assump-

tions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended December 31, 2014, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded in the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Offering Costs — The Funds’ offering costs, which include typesetting and prospectus printing, and preparation of the initial registration statement, are being amortized over a twelve-month period from inception and are fully amortized as of December 31, 2014.

SEI Insurance Products Trust / Annual Report / December 31, 2014	35

Notes to Financial Statements (Continued)

December 31, 2014

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of December 31, 2014, if applicable.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

Pursuant to Rule 12b-1 under the Investment Company Act, the Funds have adopted a distribution and shareholder services plan with respect to Class III Shares that allows Class III Shares to pay fees to service providers to compensate them for distribution services or shareholder services with respect to Class III Shares.

In addition, the Funds have adopted a shareholder services plan (the “Service Plan”) with respect to Class II and III Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares.

The Funds’ Distribution Agreement with SEI Investments Distribution Co (“SIDCo”). provides that distribution fees and shareholder service fees will be paid to SIDCo., which may then be used by SIDCo. to compensate insurance companies and other financial intermediaries for providing distribution or shareholder services with respect to Class II and III Shares as applicable.

Effective April 30, 2015, the Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until April 30, 2016, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The Adviser, Administrator and Distributor for the Trust serve in the same capacity for the underlying affiliated investment companies.

36	SEI Insurance Products Trust / Annual Report / December 31, 2014

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Administration Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations**
VP Defensive Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.35%	0.45%
Class III	0.10%	0.20%	0.25%	0.30%	0.60%	0.70%
VP Conservative Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.35%	0.45%
Class III	0.10%	0.20%	0.25%	0.30%	0.60%	0.70%
VP Moderate Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.34%	0.44%
Class III	0.10%	0.20%	0.25%	0.30%	0.59%	0.69%
VP Market Plus Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.28%	0.38%
Class III	0.10%	0.20%	0.25%	0.30%	0.53%	0.63%
VP Balanced Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.30%	0.40%
Class III	0.10%	0.20%	0.25%	0.30%	0.55%	0.65%
VP Market Growth Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.30%	0.40%
Class III	0.10%	0.20%	0.25%	0.30%	0.55%	0.65%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.
**	As of April 30, 2014, the Fund instituted contractual expenses.

Interfund Lending — The Securities and Exchange Commission (“SEC”) has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and for the year ended December 31, 2014, the Trust had not participated in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Adviser, the Administrator and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser or the Administrator pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

SEI Insurance Products Trust / Annual Report / December 31, 2014	37

Notes to Financial Statements (Continued)

December 31, 2014

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the year and period ended December 31,

	VP Defensive Strategy Fund		VP Conservative Strategy Fund		VP Moderate Strategy Fund		VP Market Plus Strategy Fund
	2014	2013*	2014	2013*	2014	2013*	2014	2013*
Shares Issued and Redeemed:
Class II:
Shares issued	84	5	176	8	123	5	56	6
Shares issued in lieu of cash distributions	1	—	1	—	3	—	2	—
Shares redeemed	(45)	—	(125)	—	(11)	—	—	—
Total Class II Transactions	40	5	52	8	115	5	58	6
Class III:
Shares issued	10	5	487	37	367	38	205	34
Shares issued in lieu of cash distributions	—	—	8	—	12	—	6	—
Shares redeemed	—	—	(25)	—	(4)	—	(39)	—
Total Class III Transactions	10	5	470	37	375	38	172	34
Increase in Capital Shares	50	10	522	45	490	43	230	40

*	Commenced operations on October 15, 2013.

	VP Balanced Strategy Fund		VP Market Growth Strategy Fund
	2014	2013*	2014	2013*
Shares Issued and Redeemed:
Class II:
Shares issued	38	5	292	6
Shares issued in lieu of cash distributions	1	—	6	—
Shares redeemed	(8)	—	(73)	—
Total Class II Transactions	31	5	225	6
Class III:
Shares issued	236	7	481	49
Shares issued in lieu of cash distributions	6	—	14	—
Shares redeemed	(20)	—	(41)	—
Total Class III Transactions	222	7	454	49
Increase in Capital Shares	253	12	679	55

*	Commenced operations on October 15, 2013.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities during the year ended December 31, 2014, were as follows ($ Thousands):

Total
VP Defensive Strategy Fund
Purchases	$788
Sales	386
VP Conservative Strategy Fund
Purchases	6,225
Sales	1,339
VP Moderate Strategy Fund
Purchases	5,481
Sales	244
VP Market Plus Strategy Fund
Purchases	3,030
Sales	467
VP Balanced Strategy Fund
Purchases	3,056
Sales	341
VP Market Growth Strategy Fund
Purchases	8,492
Sales	1,148

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

38	SEI Insurance Products Trust / Annual Report / December 31, 2014

These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended December 31, 2014 and December 31, 2013 were as follows ($ Thousands):

	Ordinary Income		Long Term Capital Gain		Totals
	2014	2013	2014	2013	2014	2013
VP Defensive Strategy Fund	$6	$—	$—	—	$6	$—
VP Conservative Strategy Fund	97	—	2	—	99	—
VP Moderate Strategy Fund	149	—	6	—	155	—
VP Market Plus Strategy Fund	70	—	3	—	73	—
VP Balanced Strategy Fund	67	—	1	—	68	—
VP Market Growth Strategy Fund	200	—	5	—	205	—

Accordingly, the following permanent differences, primarily attributable to the reclassification of short-term capital gains received from affiliated funds and realized gains(losses) on foreign currency transactions have been reclassified to/from the following accounts as of December 31, 2014 ($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in-Capital
VP Defensive Strategy Fund	$3	$(3)	$—
VP Conservative Strategy Fund	37	(37)	—
VP Moderate Strategy Fund	71	(71)	—
VP Market Plus Strategy Fund	45	(45)	—
VP Balanced Strategy Fund	40	(40)	—
VP Market Growth Strategy Fund	128	(128)	—

These reclassifications have no impact on net assets or net asset value per share.

As of December 31, 2014, the components of Accumulated Losses on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Accumulated Losses
VP Defensive Strategy Fund	$1	$4	$(7)	$—	$(2)
VP Conservative Strategy Fund	—	61	(82)	—	(21)
VP Moderate Strategy Fund	2	102	(160)	—	(56)
VP Market Plus Strategy Fund	2	84	(111)	—	(25)
VP Balanced Strategy Fund	2	49	(93)	(1)	(43)
VP Market Growth Strategy Fund	12	180	(274)	(1)	(83)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Funds did not incur any carry forward capital losses during the year ended December 31, 2014.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2014, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
VP Defensive Strategy Fund	$610	$1	$(8)	$(7)
VP Conservative Strategy Fund	5,897	21	(103)	(82)
VP Moderate Strategy Fund	5,684	15	(175)	(160)
VP Market Plus Strategy Fund	2,978	14	(125)	(111)
VP Balanced Strategy Fund	2,837	12	(105)	(93)
VP Market Growth Strategy Fund	7,912	35	(308)	(273)

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

In the normal course of business, the Funds invest in underlying funds that are comprised of fixed income and equity securities in specific industries, and therefore, the Funds may be affected by events in these industries. Each Funds’ prospectus provides a description of concentration and risk associated with the different investments in the underlying affiliated investment companies.

9. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. As of January 16, 2015, the Funds exchanged Class A Shares of the Underlying SEI Funds for Class Y Shares of the Underlying SEI Funds. No further disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Insurance Products Trust / Annual Report / December 31, 2014	39

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

SEI Insurance Products Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Insurance Products Trust, comprised of the VP Defensive Strategy Fund, VP Conservative Strategy Fund, VP Moderate Strategy Fund, VP Market Plus Strategy Fund, VP Balanced Strategy Fund and VP Market Growth Strategy Fund (collectively, the “Funds”), as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent of the underlying funds and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Insurance Products Trust as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 17, 2015

40	SEI Insurance Products Trust / Annual Report / December 31, 2014

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of December 31, 2014.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99

Trustee of The Advisors’

Inner Circle Fund, The

Advisors’ Inner Circle Fund

II, Bishop Street Funds, The

KP Funds, Director of SEI

Global Master Fund, plc, SEI

Global Assets Fund, plc, SEI

Global Investments Fund,

plc, SEI Investments Global,

Limited, SEI Investments —

Global Fund Services,

Limited, SEI Investments

(Europe), Limited, SEI Global

Nominee Ltd., SEI Structured

Credit Fund, L.P.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99

Trustee of The Advisors’

Inner Circle Fund, The

Advisors’ Inner Circle Fund

II, The Advisors’ Inner Circle

Fund III, Bishop Street

Funds, The KP Funds,

O’Connor EQUUS, Director of

SEI since 1974. Director of

the Distributor since 2003.

Director of SEI Investments

— Global Fund Services,

Limited, SEI Investments

Global, Limited, SEI

Investments (Europe),

Limited, SEI Investments

(Asia), SEI Global Nominee

Ltd., Limited and SEI Asset

Korea Co., Ltd.

TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	99

Trustee of The Advisors’

Inner Circle Fund, The

Advisors’ Inner Circle Fund

II, Bishop Street Funds, The

KP Funds, State Street

Navigator Securities Lending

Trust, and SEI Structured

Credit Fund, L.P., member of

the independent review

committee for SEI’s

Canadian-registered mutual

funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Insurance Products Trust / Annual Report / December 31, 2014	41

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 65 yrs. Old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Controller and Chief Financial Officer	since 2011

Director, Fund Accounting, SEI Investments

Global Funds Services (March 2011,

September 2002 to March 2005 and

1997-2002); Director, Mutual Fund Trading,

SEI Private Trust Company (May 2009 to

February 2011); Director, Asset Data

Services, Global Wealth Services (June 2006

to April 2009); Director, Portfolio Accounting,

SEI Investments Global Funds Services

(March 2005 to June 2006)

				N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Institutional

Managed Trust, SEI Asset Allocation Trust,

SEI Daily Income Trust, SEI Institutional

International Trust, SEI Liquid Asset Trust,

SEI Tax Exempt Trust, SEI Institutional

Investments Trust, The Advisors’ Inner Circle

Fund, The Advisors’ Inner Circle Fund II, and

Bishop Street Funds, since March 2006.

Chief Compliance Officer of SEI Structured

Credit Fund, LP since June 2007. Chief

Compliance Officer of Adviser Managed Trust

since December 2010. Chief Compliance

Officer of New Covenant Funds since

February 2012. Chief Compliance Officer of

SEI Insurance Products Trust since 2013.

				N/A	N/A

42	SEI Insurance Products Trust / Annual Report / December 31, 2014

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President and Secretary	since 2002

General Counsel, Vice President and

Secretary of SIMC and the Administrator

since 2004. Vice President and Assistant

Secretary of SEI since 2001. Vice President

of SIMC and the Administrator since 1999.

				N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2013

Compliance Manager of SEI Investments

Company, May 2011-April 2013. Project

Manager and AML Operations Lead of SEI

Private Trust Company, September 2010-

May 2011. Private Banking Client Service

Professional of SEI Private Banking and Trust

September 2008-September 2010.

				N/A	N/A

[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Insurance Products Trust / Annual Report / December 31, 2014	43

SEI INSURANCE PRODUCTS TRUST — December 31, 2014

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Not included in expenses are any charges which are, or may be imposed, under the investor’s variable contract issued by an insurance company.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The expense examples do not reflect expenses and charges which are, or may be imposed, under the investor’s variable contract issued by an insurance company.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratios	Expenses Paid During Period*
VP Defensive Strategy Fund
Actual Fund Return
Class II	$1,000.00	$999.60	0.27%	$1.37
Class III	1,000.00	997.90	0.52	2.60
Hypothetical 5% Return
Class II	$1,000.00	$1,023.83	0.27%	$1.39
Class III	1,000.00	1,022.60	0.52	2.64
VP Conservative Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,002.90	0.23%	$1.18
Class III	1,000.00	1,000.30	0.48	2.44
Hypothetical 5% Return
Class II	$1,000.00	$1,024.03	0.23%	$1.19
Class III	1,000.00	1,022.77	0.48	2.47

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratios	Expenses Paid During Period*
VP Moderate Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,005.70	0.17%	$0.84
Class III	1,000.00	1,004.10	0.42	2.14
Hypothetical 5% Return
Class II	$1,000.00	$1,024.37	0.17%	$0.85
Class III	1,000.00	1,023.07	0.42	2.16
VP Market Plus Strategy Fund
Actual Fund Return
Class II	$1,000.00	$989.30	0.05%	$0.23
Class III	1,000.00	987.60	0.32	1.61
Hypothetical 5% Return
Class II	$1,000.00	$1,024.98	0.05%	$0.23
Class III	1,000.00	1,023.58	0.32	1.64

44	SEI Insurance Products Trust / Annual Report / December 31, 2014

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratios	Expenses Paid During Period*
VP Balanced Strategy Fund
Actual Fund Return
Class II	$1,000.00	$988.40	0.10%	$0.51
Class III	1,000.00	987.80	0.34	1.73
Hypothetical 5% Return
Class II	$1,000.00	$1,024.70	0.10%	$0.52
Class III	1,000.00	1,023.47	0.34	1.76
VP Market Growth Strategy Fund
Actual Fund Return
Class II	$1,000.00	$986.80	0.08%	$0.40
Class III	1,000.00	985.10	0.34	1.70
Hypothetical 5% Return
Class II	$1,000.00	$1,024.80	0.08%	$0.41
Class III	1,000.00	1,023.49	0.34	1.73

The beginning account values for the hypothetical 5% returns are as of July 1, 2014.

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SEI Insurance Products Trust / Annual Report / December 31, 2014	45

Board of Trustees Considerations in Approving the Advisory Agreements (Unaudited)

SEI Institutional Products Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, SIMC manages the assets of each series of the Trust (collectively, the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreement must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds generally as classified by Lipper (unless otherwise adjusted), an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance systems; (ix) the Adviser’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; and (xi) SIMC’s expertise and resources in domestic and/or international financial markets.

At the March 25-26, 2014 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement and approved the selection of SIMC to act in its capacity as investment adviser for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including but not necessarily limited to:

•	the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreement, including the resources of SIMC dedicated to the Funds;

•	the Funds’ expenses under the Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•	the profitability of SIMC and its affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and its affiliates; and

46	SEI Insurance Products Trust / Annual Report / December 31, 2014

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreement.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreement, the Trustees considered the rate of compensation called for by the Investment Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, maintained the Funds’ net operating expenses at competitive levels for its distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. The Trustees found that profitability was reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Investment Advisory Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

In addition to the above, the Board took into account the conclusions made by the Board with regard to their consideration and evaluation of a variety of specific factors in connection with their approval of the Funds’ Investment Advisory Agreement at the Trust’s Organizational Meeting on September 10, 2013 (the “Organizational Meeting”). In connection with the Organizational Meeting, the Board received and evaluated similar information to the information that it received in connection with its review of the Investment Advisory Agreement at the March 25-26, 2014 meeting. Among other things, the Board received the following information regarding the Funds at the Organizational Meeting: (i) the level of the advisory fees that SIMC charges the Funds compared with the fees it charges to comparable mutual funds, including the series of SEI Asset Allocation Trust (“SAAT”), which are substantially similar to the Funds; and (ii) the Funds’ overall fees and operating expenses compared with similar mutual funds, including the series of SAAT.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, different factors may have been given varied weight by different Trustees, and the Trustees did not identify any particular information that was all-important or controlling.

SEI Insurance Products Trust / Annual Report / December 31, 2014	47

Notice to Shareholders

For shareholders that do not have a December 31, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2014 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended December 31, 2014, the Funds of the SEI Insurance Products Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (1)
VP Defensive Strategy Fund	6.25%	93.75%	100.00%	6.99%
VP Conservative Strategy Fund	1.45%	98.55%	100.00%	10.29%
VP Moderate Strategy Fund	3.74%	96.26%	100.00%	10.71%
VP Market Plus Strategy Fund	3.55%	96.45%	100.00%	15.66%
VP Balanced Strategy Fund	1.91%	98.09%	100.00%	10.12%
VP Market Growth Strategy Fund	2.44%	97.56%	100.00%	11.83%

			Foreign Investors
Fund	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gains Dividends (5)
VP Defensive Strategy Fund	13.44%	3.40%	0.00%	100.00%
VP Conservative Strategy Fund	20.57%	2.95%	0.00%	100.00%
VP Moderate Strategy Fund	22.24%	1.86%	0.00%	100.00%
VP Market Plus Strategy Fund	34.51%	0.48%	0.00%	100.00%
VP Balanced Strategy Fund	20.89%	2.36%	0.00%	100.00%
VP Market Growth Strategy Fund	25.34%	1.35%	0.00%	100.00%

Items (A) and (B) are based on the percentage of the Fund’s total distribution.

(1)	The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

48	SEI Insurance Products Trust / Annual Report / December 31, 2014

SEI INSURANCE PRODUCTS TRUST ANNUAL REPORT

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, Pennsylvania 19456

SEI-F-025 (12/14)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function, regardless of whether these individuals are employed by the registrant or a third party.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2014 and 2013 as follows:

		Fiscal Year 2014			Fiscal Year 2013
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	$0	N/A	$40,500	$0	N/A
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g)(1) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $50,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2014	Fiscal 2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2014 and 2013 were $240,350 and $237,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3d(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Insurance Products Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: February 27, 2015

By:	/s/ Peter A. Rodriguez
Peter A. Rodriguez, Controller & CFO

Date: February 27, 2015